Investment Strategy - Roundhill Memory ETF	Apr. 01, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of Memory Companies. The Fund will generally seek to invest primarily in the equity securities of “Memory Companies,” but may also seek exposure to Memory Companies through derivative instruments, such as swap agreements and forward contracts.

The Fund’s adviser, Roundhill Financial Inc. (“Roundhill” or the “Adviser”), identifies Memory Companies as those companies with at least 50% of their revenues or profits attributable to the development or manufacturing of one or more of the following semiconductor memory products:

●	High bandwidth memory (“HBM”) technology,

●	Dynamic random-access memory (“DRAM”) technology,

●	NAND (Not And) flash memory or solid-state drive (“SSD”) technologies that utilize NAND flash,

●	NOR (Not Or) flash technology,

●	Hard Disk Drives (“HDD”), or

●	Specificality and embedded memory.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (which may include depositary receipts) or instruments (i.e., swap agreements or forward contracts) that provide exposure to Memory Companies. For purposes of compliance with this investment policy, derivative contracts (i.e., swap agreements and forward contracts) will be valued at their notional value.

In seeking to achieve the Fund’s investment objective, the Adviser constructs the portfolio using its proprietary security selection methodology. The Adviser generally invests in all Memory Companies it believes are leaders in semiconductor memory products and related technologies, considering factors such as market share and revenue share derived from the sales or production of such products.

The Fund rebalances its portfolio at least quarterly using the Adviser’s proprietary weighting methodology. Portfolio weights are generally based on modified market capitalization, subject to a 25% cap on any single company. In determining weights, the Adviser considers each company’s market share and revenue share from the sale or production of semiconductor memory products and related technologies. The Fund does not actively trade securities between rebalances.

The Fund will also only invest in those companies with a minimum market capitalization of $10 billion and an average daily trading volume of at least $5 million. The Adviser rebalances the weighting of the companies comprising the Fund’s portfolio on at least a quarterly basis. The Fund may invest in U.S. and non-U.S. companies (including those operating in developed or emerging market countries) through investments in depositary receipts, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including depositary receipts whose underlying securities are non-voting preferred securities. Such companies will be large-capitalization issuers.

The Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in the group of industries comprising the information technology sector.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).